For Current Income

DELAWARE GROUP

Strategic Income Fund

service and guidance

professional management

1997 Annual Report

goals

DELAWARE
GROUP
==========

A Commitment To Our Investors

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions -- including some of America's largest pension funds -- reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
   Delaware manages more than $39 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $115 billion in assets.

(PHOTO OF GLASSES, PEN AND KEYBOARD)

current income

A TRADITION OF SOUND INVESTING

Strategic Income Fund Objective

To seek high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities.

commitment

(PHOTO OF WATERFALL)

--------------------------------------------------------------------------------
August 8, 1997

(PHOTO OF WAYNE A. STORK, CHAIRMAN)

Dear Shareholder:

I AM PLEASED TO PRESENT THE INAUGURAL ANNUAL REPORT of Strategic Income Fund, a multi-sector bond fund that provides investors with an opportunity to tap the potential of fixed-income markets in the U.S. and abroad.
        Strategic Income Fund provided a total return of +10.11% (with dividends reinvested for A Class shares at net asset value)* between October
1, 1996, the Fund's inception date, and July 31, 1997, the end of the Fund's initial fiscal year.
        Your Fund's results were affected by its focus on higher risk, high-yield U.S. bonds. These bonds, the dominant component of your Fund's net assets for the period, provided more income and were less volatile than domestic investment grade securities.
        In March and April, 1997, when bond prices declined, your Fund's positioning enabled us to preserve capital to a greater degree than its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. However, Strategic Income Fund did not benefit as much as the index when interest rates declined sharply in the late spring. Of course, 10 months is too short

IN A YEAR MARKED BY U.S. BOND MARKET VOLATILITY, STRATEGIC INCOME FUND'S RESULTS DEMONSTRATED THE POTENTIAL BENEFITS OF DIVERSIFICATION FOR FIXED-INCOME INVESTORS.

       The fund's asset allocation as of July 31, 1997, was an attractive mix of 39.7% domestic higher risk,high-yield bonds, 27.9% investment grade foreign bonds and 25.0% U.S.government and investment grade corporate securities, with most of the balance in cash. We believe this blend has the potential to provide a higher level of income than a portfolio exclusively composed of U.S. government securities.
        In our opinion, an investment strategy that capitalizes on different sectors of the bond market can lead to reduced portfolio price fluctuation in the short term. The Fund's initial results seem to be an encouraging sign of the potential benefits of diversification for fixed-income investors.



*For performance information for all classes, see page 10.

                               1997 annual report

TOTAL CUMULATIVE RETURN
--------------------------------------------------------------------------------
                                                               October 1,1996
                                                               to July 31,1997
--------------------------------------------------------------------------------
Strategic Income Fund A Class                                      +10.11%
--------------------------------------------------------------------------------
Lipper Multi-Sector Fund Average (75 funds)                        +10.72%
Lehman Brothers Aggregate Bond Index                               +10.76%
--------------------------------------------------------------------------------

Strategic Income Fund performance is calculated at net asset value. All performance quoted above assumes reinvestment of all distributions. Performance for this short time may not be indicative of long-term results. Complete Fund performance for all classes can be found on page 10.


        This report comes to you at a fortuitous time for fixed income markets around the world. Our political leaders in Washington appear to have embraced a greater sense of fiscal responsibility. Credit quality in the domestic high-yield market is strong. Overseas, governments are taking steps to reduce inflation as well as the risk associated with foreign investing.
        On the pages that follow, your Fund's management team - Paul Matlack and Paul Grillo in Philadelphia and Ian Sims in London - explain the Fund's positioning and offer their views on bond markets in the U.S. and abroad.
        I wish to thank you for becoming Strategic Income Fund's charter shareholders. We appreciate your continuing confidence in Delaware Group.

Sincerely,

/s/ Wayne A. Stork
---------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer

research & discipline

                               1997 annual report
2

(PHOTO OF PAUL A. MATLACK)

Your Fund's Portfolio Managers

Paul A. Matlack manages your Fund's high-yield bond component. He holds an MBA in finance from George Washington University and has 16 years of investment and credit analysis experience that includes eight years at Delaware.

(PHOTO OF PAUL GRILLO)

Paul Grillo manages your Fund's U.S. investment grade component. He has managed investment grade fixed-income portfolios for institutional accounts at Delaware since 1993. Prior to joining Delaware, he served as a mortgage strategist and trader at Dreyfus Corp.

(PHOTO OF IAN G. SIMS)

Ian G. Sims manages your Fund's foreign bonds from Delaware International's London office. Prior to joining Delaware in 1990, he was a senior fixed income and currency portfolio manager at Hill Samuel Investment Advisers Ltd.

Performance Review

INVESTMENT STRATEGY
FOR THE PAST YEAR, STRATEGIC Income Fund's management team has been building a fixed-income portfolio that includes several types of bonds:

*  government and investment grade corporate bonds,
*  higher risk, high-yield U.S. corporate bonds; and,
*  foreign government and investment-grade corporate bonds.

        The Fund's overall duration, or sensitivity to interest rates, was lower than our benchmark - the Lehman Brothers Aggregate Bond Index - during Strategic Income's initial fiscal year. This conservative positioning reflected our view that world economic growth was likely to be strong, particularly in the U.S., suggesting that the Federal Reserve Board might tighten the money supply in an effort to forestall inflation.


                               1997 annual report

        Rather than increase the Fund's income potential by extending duration and taking on more interest rate risk, your Fund's management preferred to focus on domestic high-yield bonds that offered acceptable credit risks as well as investment grade bonds in the U.S. and abroad which we believed were undervalued.
        The Fund's investment parameters allow us to invest between 20% and 60% in any one bond market segment. We strive to carefully weigh the risks and potential rewards of each segment we invest in. Among the factors we examine are:

* How interest rate trends may affect prices and the income potential of U.S. government securities such as mortgages;
* How changes in U.S. economic conditions may affect the ability of companies to repay debt; and,
* How inflation, politics, economic conditions and currency changes within a country may affect the income and total return potential of foreign bonds.

PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
--------------------------------------------------------------------------------
July 31, 1997
U.S. Investment Grade Corporate Bonds               4.2%
U.S. High-Yield Corporate Bonds                    39.7%
Cash Equivalents                                    5.8%
Common and Preferred Stocks                         1.6%
Domestic Government Securities                      4.9%
U.S. Mortgage-Backed Securities                    13.3%
Foreign Government and Corporate Bonds             27.9%

                                                  U.S.Investment
                         High-Yield    Foreign        Grade      Total Portfolio
--------------------------------------------------------------------------------
Average Quality        B             AA            AA                  BBB
Average Effective
Duration             4.8 years    3.9 years      4.5 years           4.6 years
Average Effective
Maturity             7.4 years    5.8 years      6.3 years           6.6 years
Yield Before Expenses  11.26%      9.95%           6.8%               9.60%
Current 30-Day Yield
A Class                                                               7.11%*

*Yield measured according to Securities and Exchange Commission guidelines. Current 30-Day SEC yield for B and C Classes was 6.68% as of July 31, 1997. Institutional Class yield was 7.72%.

                               1997 annual report
4

HIGH-YIELD U.S. BONDS
A focus on bonds of established domestic companies and careful credit analysis helped the high-yield component of your Fund's portfolio perform well in fiscal 1997. The economic climate for higher risk, high-yield bonds was excellent during the period.
        The default rate dropped to 0.83%, the lowest level since 1981. Demand for high-yield bonds among investors was strong. Consumer and producer price increases were benign. U.S. economic growth surged ahead at a 5.9% annualized rate, helping highly leveraged companies meet their debt obligations.

1997 WAS A WATERSHED PERIOD FOR THE HIGH-YIELD BOND MARKET.

        As of July 31, 1997, the domestic corporate high-yield bond market offered 250 basis points (2.50%) more income potential than comparable maturity U.S. Treasuries. This yield premium can compensate investors for the added risks of investing in bonds of corporations whose credit ratings are less than BBB and which have no U.S. government guarantees of principal or interest.
        Fiscal 1997 was a watershed period for the high-yield bond market. Investors have been allocating, on average, about $1 billion dollars a month to mutual funds investing in high-yield securities, according to Strategic Insight, a research firm.
        Increased demand couldn't have come at a better time. Corporations have been issuing high-yield bonds at a record pace, according to CS First Boston. As of mid-1997, the total size of the market stood at more than $430 billion, nearly double the value of bonds outstanding at the start of the decade.
        Despite such enormous growth, overall credit quality has remained consistent. This provided us with ample opportunity to select high-yield bonds for your Fund's portfolio. We did especially well with new bond issues, which offered both attractive income and relative safety of principal.

(PHOTO OF GLOBES)

Declining Default Rates Signal Improved Credit Quality
High-Yield Bond Market Since 1992
                                            Default Rates Since 1992
 Y  1992                                               3.40%
 E  1993                                               1.10%
 A  1994                                               1.45%
 R  1995                                               1.90%
 S  1996                                               1.23%
    1997                                               0.83%

Source: Merrill Lynch


                               1997 annual report

FOREIGN BONDS
In selecting foreign bonds for the Fund's portfolio, we rely on income potential as a key measure of value. Our research focuses on long-term factors such as inflation and trends that can be analyzed with reasonable certainty.
        We place great importance on quality and select only those foreign bonds rated "A" or better by Standard & Poor's. Generally, the Fund's holdings will have an average maturity in the five to 10-year range, the range we believe offers attractive income potential relative to the risk to principal from fluctuating interest rates. Of course, international investing has special risks that include less stable economics and governments, currency fluctuations and different accounting standards.
        Your Fund's largest country weightings outside the U.S. were Sweden, New Zealand and the United Kingdom. In our opinion, intermediate-term Swedish government bonds offer high income potential after adjusting for currency fluctuations and inflation, which appears to be relatively modest in Sweden. Historically, Swedish bonds have typically offered higher yields than German bunds with only a modestly higher level of risk. The New Zealand market also remains attractive because the government has been operating at a budget surplus. New Zealand is also reducing its total government debt burden.
        The Fund did not have any currency hedges in place during the period, and this had a mildly negative affect on performance during the fall of calendar 1996 because the dollar increased in value relative to other currencies. In the coming year, we will strive to protect the dollar value of our investments if we can do so without adversely affecting the Fund's income potential.

INVESTMENT GRADE U.S. BONDS
During fiscal 1997, we emphasized intermediate-term, government-backed mortgage securities within the U.S. investment grade portion of your Fund's portfolio. In our opinion, bonds maturing in five to seven years were the most attractive subset of this bond market sector.

        Our asset allocation as of July 31, 1997 was weighted toward commercial and residential mortgages, complemented by investment grade


(PHOTO OF KEYBOARD)


                               1997 annual report
6
corporate bonds, collateralized mortgage obligations and U.S. Treasuries. To reduce mortgage prepayment risks, which can occur when interest rates drop sharply, we attempted to select pools of mortgages with certain favorable homeowner characteristics such as low loan balances, typically less than $60,000. Such mortgages have historically been prepaid to a lesser degree than larger loans because the potential interest savings for a homeowner is too small to justify refinancing costs.

        In calendar 1996, we emphasized corporate bonds of financial firms and this served your Fund well. However, because of an uncertain outlook for interest rates, we reduced our position in this area in calendar 1997 and instead are focusing on companies whose prospects did not appear tied to overall U.S. economic growth.


Chart:
WE SEARCH THE WORLD FOR HIGH INCOME POTENTIAL
(Yields measured in U.S. dollars)

     Treasury              Swedish     British                      New Zealand
     Bonds                 Government  Corporate    U.S.Treasury    Government
                           Bonds       Bonds        Bonds           Bonds

     3 mo.                              3.94%       5.24%           8.12%
M    6 mo.                  4.14%       7.12%       5.32%           7.85%
A    1 yr.                  4.37%       7.50%       5.43%           7.33%
T    2 yr.                  4.81%       7.32%       5.732%
U    3 yr.                  5.25%       7.06%       5.79%           6.97%
R    4 yr.                  5.52%       7.28%                       6.87%
I    5 yr.                  5.69%       7.16%       5.90%           6.81%
T    6 yr.                  5.87%
Y    7 yr.                              7.25%                       6.75%
     8 yr.                  6.17%
     9 yr.
     10 yr.                 6.39%       7.20%       6.01%           6.69%
     15 yr.                 6.50%       7.62%                       6.63%
     20 yr.                             7.16%
     30 yr.                                         6.30%
                                       YIELD

The above illustration is not intended to represent the yield of Strategic Income Fund. Past performance does not guarantee future results. Unlike U.S. Treasuries, foreign bonds have currency, political and economic risks and are not guaranteed by the U.S. government.


COMMON AND PREFERRED STOCKS
As of July 31, 1997, approximately 1.6% of your Fund's net assets were invested in preferred stocks of broadcasting companies and shares of a real estate investment trust. We held these equities to further diversify the Fund and to capitalize on what we believe are superior income and total return opportunities.


                               1997 annual report

        While your Fund has the ability to raise its equity component to 10% of net assets, given the current price levels of many stocks we do not anticipate a substantial increase in your Fund's allocation to this sector in the coming months.

(PHOTO OF FAMILY ON BEACH)

OUTLOOK
We believe we are in the midst of an exceptionally attractive period for fixed-income investments around the world. In the U.S., inflation appears firmly at bay. Across the globe, fundamental economic and political reforms are taking place which, in our opinion, could lead to greater regional financial stability and less risk over time. Consider that:

* For the first time since Dwight Eisenhower's presidency, America's political leaders have passed what could be a balanced federal budget. If this occurs, many economists believe it may have a positive effect on domestic bond prices.
* The popularity and relative credit quality of the U.S. high-yield bond market has never been greater. Most high-yields currently being issued have BB or B ratings, the upper credit quality tiers of the market.
* Europe's leaders are gradually accepting the need for greater fiscal discipline to achieve monetary union. Privatization efforts are relieving taxpayers of the need to support inefficient state enterprises

                 FIXED-INCOME DIVERSIFICATION HAS HISTORICALLY
                 GENERATED ATTRACTIVE RETURNS AND REDUCED RISK
-------------------------------------------------------------------------------
   Average Annual Total Returns July 1987 - July 1997


                                 Average Annual Total Return        Volatility+
                                 ---------------------------        ----------

Lehman Brothers
   High Yield Bond Index                     11.2%                     7.2%

Lehman Brothers
   Global Bond Index                          9.4%                    10.0%

Lehman Brothers
   Aggregate Bond Index                       9.1%                     4.4%

Equal Mix of Each Index                      10.1%                     4.8%


+ As measured by standard deviation. This illustration is not intended to represent the performance or asset allocation of Strategic Income Fund. Past performance is not a guarantee of future results. Source: Lipper Analytical Services.

                               1997 annual report
and central banks are being given greater autonomy.

        In the months ahead, we expect to maintain a strong weighting in the U.S. high-yield corporate bond market because of the underlying strength of the U.S. economy and the superior income potential offered by non-investment grade bonds. Although the additional yield provided by high-yield bonds relative to U.S. investment grade bonds is near a historical low, we believe investors are still being adequately compensated for the sector's additional risks.

ACROSS THE GLOBE, FUNDAMENTAL ECONOMIC AND POLITICAL REFORMS ARE TAKING PLACE THAT, IN OUR OPINION, COULD LEAD TO GREATER REGIONAL FINANCIAL STABILITY AND LESS RISK OVER TIME.

        Overseas, we anticipate gradually reducing our weighting in some European countries - namely Spain and Greece - whose bonds have provided strong total return in anticipation of European monetary union. In the United Kingdom, where the new Labour Party government appears to be acting prudently, we expect to continue to focus on high quality corporate bonds. These securities, which include bonds issued by utilities and pharmaceutical companies, served the Fund well during our initial year.
        As of July 31, the nation's unemployment rate was at its lowest level since the early 1970s. This signals a need for continuing caution about short-term consumer price trends. In our opinion, uncertainty about inflation is likely to keep the yield on long-term U.S. Treasuries within a range of 6% to 7% for the balance of calendar 1997.
        By keeping a balanced mix of domestic and overseas fixed-income investments, we believe we have positioned Strategic Income Fund to both benefit from a rally that might occur in a given market as well as help cushion the impact of a short-term setback in any one sector or country.


PAUL A. MATLACK
Delaware Management Company
U.S. High-Yield Bonds

PAUL GRILLO
Delaware Management Company
U.S. Investment Grade Bonds

IAN G. SIMS
Delaware International Advisers
Foreign Bonds
August 15, 1997

                               1997 annual report

Fund Performance
Strategic Income Fund's Lifetime Performance
Growth of a $10,000 Investment
October 1, 1996 to July 31, 1997


                Strategic Income Fund A    Lehman Brothers Aggregate Bond Index
Oct. 1 '96            $ 9,532                             $10,000
Oct 31 '96            $ 9,635                             $10,222
Nov. 29 '96           $ 9,821                             $10,397
Dec. 31 '96           $ 9,850                             $10,300
Jan. 31 '97           $ 9,897                             $10,332
Feb. 28 '97           $10,033                             $10,358
Mar. 31 '97           $ 9,902                             $10,243
Apr. 30 '97           $ 9,950                             $10,397
May 30 '97            $10,161                             $10,495
Jun. 30 '97           $10,354                             $10,620
Jul. 31 '97           $10,476                             $10,907

Chart assumes $10,000 invested on October 1, 1996, a 4.75% maximum front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Performance for the short time frame shown above may not be representative of longer term results.

STRATEGIC INCOME FUND PERFORMANCE
Cumulative Total Return, October 1, 1996 to July 31, 1997
--------------------------------------------------------------------------------
                                      Lifetime
--------------------------------------------------------------------------------
Class A
      Excluding sales charge       +10.11%
      Including sales charge        +4.95%
--------------------------------------------------------------------------------
Class B
      Excluding sales charge        +9.53%
      Including sales charge        +5.53%
--------------------------------------------------------------------------------
Class C
      Excluding sales charge        +9.53%
      Including sales charge        +8.53%
--------------------------------------------------------------------------------

Strategic Income Fund invests a portion of its portfolio in high-yield securities, which involves greater risks than investing in higher quality fixed-income securities. Return and share value will fluctuate with rising and falling interest rates so that shares when redeemed may be worth more or less than the original cost. All results include reinvestment of distributions and sales charges as shown below. Lifetime performance for B and C shares "excluding sales charge" assumes the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

A voluntary expense limitation of 0.75%, excluding 12b-1 fees, was in effect for A, B and C classes. Returns would been lower had the limitation not been in effect.

The cumulative total return for the lifetime period ended July 31, 1997, for Strategic Income Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts was +10.36%.


                               1997 annual report

Financial Statements

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS
JULY 31,1997
--------------------------------------------------------------------------------

                                                                                Market
                                                           Principal             Value
                                                            Amount*         (U.S. Dollars)
------------------------------------------------------------------------------------------
CORPORATE BONDS - 44.03%
Aerospace & Defense - 0.48%
Lockheed notes 6.75% 03/15/03 ...................           $100,000           $101,625
                                                                               --------
                                                                                101,625
                                                                               --------
AUTOMOBILE & AUTO EQUIPMENT - 1.76%
Aetna Industries sr notes 11.88% 10/01/06 .......            100,000            110,750
CSK Auto sr sub notes 11.00% 11/01/06 ...........            150,000            160,125
Motors & Gears sr notes 10.75% 11/15/06 .........            100,000            105,250
                                                                               --------
                                                                                376,125
                                                                               --------
BANKING, FINANCE & INSURANCE - 3.24%
Credit Foncier de France sr sub notes 8.00%
 01/14/02 .......................................            200,000            212,000
Hutchison Whampoa Finance 6.95% 08/01/07 ........            100,000            101,250
Petrozuata Finance 8.22% 04/01/17 ...............            100,000            107,875
Summit Bancorp sub notes 8.63% 12/10/02 .........            100,000            109,750
U.S. Bancorp sub notes 8.125% 05/15/02 ..........            150,000            160,875
                                                                               --------
                                                                                691,750
                                                                               --------
BUILDING & MATERIALS - 2.94%
Atrium sr sub notes 10.50% 11/15/06 .............            150,000            155,250
Clark Materials Handling 10.75% 11/15/06 ........            100,000            106,625
Reliant Building sr sub notes 10.875% 05/01/04 ..            350,000            365,750
                                                                               --------
                                                                                627,625
                                                                               --------
CABLE, MEDIA & PUBLISHING - 3.04%
Adelphia Communications sr notes 11.875%
 09/15/04 .......................................            300,000            324,750
STC Broadcasting sr sub notes 11.00%
 03/15/07 .......................................            300,000            324,000
                                                                               --------
                                                                                648,750
                                                                               --------
CHEMICALS - 4.38%
Harris Chemical North America sr sub notes 10.75%
 10/15/03 .......................................            350,000            361,813
Huntsman sr sub notes 9.50% 07/01/07 ............            175,000            181,125
Hydrochem Industrial sr sub notes 10.375%
 08/01/07 .......................................            225,000            228,938
Sterling Chemicals sr sub notes 11.75%
 08/15/06 .......................................            150,000            165,000
                                                                               --------
                                                                                936,876
                                                                               --------
COMPUTER & TECHNOLOGY - 3.36%
Decisionone Corporate Notes 9.75% 08/01/07 ......            225,000            230,625
Decisionone Holdings Units 11.50% 08/01/08 ......            225,000            128,880
Precise Technology sr sub notes 11.125%
 06/15/07  ......................................            350,000            359,625
                                                                               --------
                                                                                719,130
                                                                               --------

--------------------------------------------------------------------------------

                                                                                Market
                                                           Principal             Value
                                                            Amount*         (U.S. Dollars)
------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
CONSUMER PRODUCTS - 0.60%
Pen-Tab Industries sr sub notes 10.875%
 02/01/07  ......................................           $125,000           $127,500
                                                                               --------
                                                                                127,500
                                                                               --------
ELECTRONICS/ELECTRICAL EQUIPMENT - 2.01%
HCC Industries sr sub notes 10.75% 05/15/07 .....            300,000            319,125
IMO Industries sr sub notes 11.75% 05/01/06 .....            100,000            111,500
                                                                               --------
                                                                                430,625
                                                                               --------
ENERGY - 3.19%
Transamerican Energy sr notes 11.50% 06/15/02 ...            325,000            325,813
United Refining 10.75% 06/15/07 .................            350,000            355,250
                                                                               --------
                                                                                681,063
                                                                               --------
FOOD, BEVERAGE & TOBACCO - 1.34%
AFC Enterprises sr sub notes 10.25% 05/15/07 ....            100,000            104,500
CFP Holdings sr notes 11.625% 01/15/04 ..........            175,000            181,563
                                                                               --------
                                                                                286,063
                                                                               --------
HEALTHCARE & PHARMACEUTICALS - 0.59%
Cardinal Health notes 6.00% 01/15/06 ............            130,000            125,938
                                                                               --------
                                                                                125,938
                                                                               --------
INDUSTRIAL MACHINERY - 3.09%
American Builders & Contractors sr sub notes
 10.625% 05/15/07  ..............................            300,000            313,875
DiGiorgio sr notes 10.00% 06/15/07 ..............            350,000            347,375
                                                                               --------
                                                                                661,250
                                                                               --------
LEISURE, LODGING & ENTERTAINMENT - 1.76%
Hollywood Theaters sr sub notes 10.625% 08/01/07             225,000            225,000
Trump Atlantic City 1st mtg notes 11.25% 05/01/06            150,000            151,500
                                                                               --------
                                                                                376,500
                                                                               --------
METALS & MINING - 2.53%
Barrick Gold deb 7.50% 05/01/07 .................            100,000            105,875
Weirton Steel sr notes 11.375% 07/01/04 .........            400,000            435,000
                                                                               --------
                                                                                540,875
                                                                               --------
PACKAGING & CONTAINERS - 1.24%
Four M Corp sr notes series B 12.00%
 06/01/06  ......................................            100,000            107,500
Portola Packaging sr notes 10.75% 10/01/05 ......            150,000            156,750
                                                                               --------
                                                                                264,250
                                                                               --------
PAPER & FOREST PRODUCTS - 1.65%
Drypers sr notes 10.25% 06/15/07 ................            350,000            351,750
                                                                               --------
                                                                                351,750
                                                                               --------

                               1997 annual report

--------------------------------------------------------------------------------

                                                                                Market
                                                           Principal             Value
                                                            Amount*         (U.S. Dollars)
------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
RETAIL - 1.71%
Central Tractor sr notes 10.625% 04/01/07 ...         $     75,000           $     78,750
Leslie's Poolmart sr notes 10.375% 07/15/04 .              275,000                287,375
                                                                             ------------
                                                                                  366,125
                                                                             ------------
TEXTILES & FURNITURE - 3.03%
Anvil Knitwear sr notes 10.875% 03/15/07 ....              300,000                307,500
Riddell Sports sr notes 10.50% 07/15/07 .....              325,000                339,219
                                                                             ------------
                                                                                  646,719
                                                                             ------------
TRANSPORTATION & SHIPPING - 2.09%
Ameriking sr notes 10.75% 12/01/06 ..........              250,000                265,625
Continental Airlines pass thru cert 7.206%
 12/30/05  ..................................               75,000                 76,406
Federal Express pass thru cert 7.65%
 01/15/14  ..................................              100,000                105,125
Federal Express pass thru cert 7.85% 01/30/15                  401                    427
                                                                             ------------
                                                                                  447,583
                                                                             ------------
Total Corporate Bonds (cost $9,162,238) .....                                   9,408,122
                                                                             ------------

FOREIGN BONDS - 27.89%
AUSTRALIA - 3.38%
Australian Government 13.00% 07/15/00 .......AS            200,000                179,136
Bank of Austria 10.875% 11/17/04 ............              150,000                137,300
Commerzbank 10.50% 01/19/00 .................              200,000                164,872
Queensland Treasury Global 8.00% 08/14/01 ...              300,000                240,815
                                                                             ------------
                                                                                  722,123
                                                                             ------------
CANADA - 2.25%
Electric Power Development 10.375% 09/27/01 .CS            200,000                170,741
General Electric Capital of Canada 7.125%
 02/12/04  ..................................               80,000                 62,203
InterAmerica Development Bank Notes 7.25%
 11/03/03  ..................................              100,000                 78,207
Kansai International Airport 8.00% 07/02/03 .               80,000                 64,524
Kingdom of Norway 8.375% 01/27/03 ...........              130,000                106,090
                                                                             ------------
                                                                                  481,765
                                                                             ------------
GREECE - 2.09%
European Investment Bank 17.50% 03/08/99 ....Grd        30,000,000                118,923
Hellenic Republic 11.00% 11/26/99 ...........           60,000,000                213,332
International Finance 15.25% 05/11/99 .......           30,000,000                115,272
                                                                             ------------
                                                                                  447,527
                                                                             ------------
ITALY - 2.77%
European Investment Bank 12.75% 02/15/00 ....Itl       300,000,000                193,453
Italian Government 9.50% 02/01/01 ...........          500,000,000                307,798
Italian Government 12.00% 01/01/03 ..........          130,000,000                 91,108
                                                                             ------------
                                                                                  592,359
                                                                             ------------
NEW ZEALAND - 4.46%
New Zealand Government 6.50% 02/15/00 .......NZS           400,000                257,134
New Zealand Government 8.00% 02/15/01 .......              350,000                235,321
New Zealand Government 8.00% 11/15/06 .......              650,000                460,011
                                                                             ------------
                                                                                  952,466
                                                                             ------------


--------------------------------------------------------------------------------

                                                                              Market
                                                         Principal             Value
                                                          Amount*         (U.S. Dollars)
------------------------------------------------------------------------------------------

FOREIGN BONDS (CONTINUED)
SOUTH AFRICA - 4.06%
Electric Supply Communication 11.00% 06/01/08...Sa      1,800,000           $  320,712
Republic of South Africa 12.50% 01/15/02 .......        2,650,000              547,605
                                                                            ----------
                                                                               868,317
                                                                            ----------
SWEDEN - 4.67%
Swedish Government 10.25% 05/05/00 .............Sk      1,800,000              253,191
Swedish Government 10.25% 05/05/03 .............        4,000,000              604,741
Swedish Government 8.00% 08/15/07 ..............        1,000,000              139,854
                                                                            ----------
                                                                               997,786
                                                                            ----------
UNITED KINGDOM - 4.21%
Abbey National Treasury 8.00% 04/02/03 .........Gbp        80,000              134,427
Anglian Water 12.00% 01/07/14 ..................           60,000              137,174
BOC Group plc 6.75% 02/18/04 ...................           75,000              118,413
Blue Circle 10.75% 11/29/13 ....................           40,000               83,043
Glaxo Wellcome 8.75% 12/01/05 ..................           60,000              106,049
J. Sainsbury 8.25% 12/22/00 ....................           30,000               50,195
John Lewis 10.50% 01/23/14 .....................           40,000               82,879
Nippon Telegraph & Telephone 10.875%
 05/10/01  .....................................           30,000               54,501
Pearson 10.50% 06/13/08  .......................           40,000               77,835
Thames Water Utilities 10.50% 11/21/01 .........           30,000               54,255
                                                                            ----------
                                                                               898,771
                                                                            ----------
Total Foreign Bonds (cost $6,187,823) ..........                             5,961,114
                                                                            ----------

AGENCY MORTGAGE-BACKED
 SECURITIES - 3.71%
Federal Home Loan Mortgage Corporation - Gold
 7.00% 06/01/11  ...............................       $   92,707               94,098
Federal Home Loan Mortgage Corporation 7.00%
 07/01/11  .....................................           97,201               98,659
Federal Home Loan Mortgage Corporation 6.15%
 01/15/17  .....................................          100,000              100,159
Federal Home Loan Mortgage Corporation 6.00%
 11/01/26  .....................................           70,188               67,183
Federal National Mortgage Association 7.00%
 02/01/26  .....................................           51,192               51,256
Federal National Mortgage Association 7.00%
 07/01/26  .....................................           49,222               49,253
Federal National Mortgage Association 7.00%
 12/01/26  .....................................           74,566               74,566
Government National Mortgage Association
 10.00% 07/15/17  ..............................           73,069               80,718
Government National Mortgage Association
 9.50% 09/15/17  ...............................           72,961               79,595
Government National Mortgage Association
 7.00% 11/15/23  ...............................           97,442               98,203
                                                                            ----------
Total Agency Mortgage-Backed Securities
 (cost $781,170)  ..............................                               793,690
                                                                            ----------

                               1997 annual report
12

--------------------------------------------------------------------------------

                                                                                Market
                                                           Principal             Value
                                                            Amount*         (U.S. Dollars)
------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 2.57%
CIT Group Securitization - Series 95-2 A2 6.00%
 05/15/26  ..........................................      $  100,000           $   99,778
Countrywide Home Equity Loan - Series 97-1 A4
 6.95% 05/25/21  ....................................         100,000              100,656
First Union Residential Securitization Trust - Series
 96-2 A2 6.46% 09/25/11  ............................         140,000              140,131
MetLife Capital Equipment Loan Trust Series
 97-AA 6 85% 05/20/08  ..............................         100,000              103,594
The Money Store Home Equity Trust Series
 97-AA9 7 235% 04/15/27  ............................         100,000              104,016
                                                                                ----------
Total Asset-Backed Securities
 (cost $537,000)  ...................................                              548,175
                                                                                ----------
COLLATERALIZED MORTGAGE
 OBLIGATIONS - 9.60%
Asset Securitization Corporation
 Series 96-D3 A1B 7.21% 10/13/26 .....................        100,000              104,000
 Series 96-D2 A1 6.92% 02/14/29 ......................         73,204               75,091
 Series 97-D4 A1A 7.35% 04/14/29 .....................        192,665              199,408
First Union-Lehman Brothers Commercial
 Mortgage - Series 97-C1 A1 7.15%
 02/18/04  ..........................................          98,964              102,591
Merrill Lynch Mortgage Investors-Series 97-C1 A1
 6.95% 06/18/29  ....................................          99,702              102,584
Morgan Stanley Capital Trust-Series 97-C1 A1B
 7.46% 02/15/20  ....................................         200,000              210,188
Mortgage Capital Funding - Series 96-MC2 A1
 6.758% 12/21/26  ...................................          97,787               99,315
Nomura Asset Securities - Series 95-MD3 A1A
 8.17% 03/04/20  ....................................          67,503               70,963
Norwest Asset Securities-Series 97-1 A8 7.25%
 02/25/12  ..........................................          98,121              101,095
Residential Accredit Loans
 Series 97-QS6 A 7.50% 06/25/12 ......................        149,562              156,783
 Series 96-QS2 A6 7.45% 04/25/23 .....................         75,000               76,219
 Series 96-QS3 AI3 7.29% 06/25/26 ....................        175,000              177,270
 Series 97-QS1 A8 6.75% 02/25/27 .....................        300,000              299,063
 Series 96-A4 A5 7.50% 04/25/27 ......................        100,000              102,313
Residential Funding Mortgage - Series 1994-S10
 6.50% 03/25/09  ....................................         100,000              100,286
Travelers Mortgage Securities - Series 1 Z2
 12.00% 03/01/14  ...................................          65,650               75,497
                                                                                ----------
Total Collateralized Mortgage Obligations
 (cost $2,007,943)  .................................                            2,052,666
                                                                                ----------

MUNICIPAL BONDS - 0.48%
Philadelphia,Pennsylvania Authority For
 Industrial Development Tax Claim Revenue -
 Class A 6.4880% 06/15/04 ...........................         100,000              102,212
                                                                                ----------
Total Municipal Bonds
 (cost $100,000)  ...................................                              102,212
                                                                                ----------

--------------------------------------------------------------------------------

                                                                                Market
                                                         Principal               Value
                                                          Amount*           (U.S. Dollars)
------------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS - 4.38%
 U.S. Treasury Bonds 6.25% 08/15/23 ........             $300,000          $295,815
 U.S. Treasury Bonds 6.625% 02/15/27 .......               50,000            52,234
 U.S. Treasury Notes 6.625% 05/15/07 .......               75,000            78,367
 U.S. Treasury Notes 6.25% 06/30/02 ........              100,000           101,425
 U.S. Treasury Notes 6.25% 02/15/03 ........              200,000           203,166
 U.S. Treasury Notes 6.75% 04/30/00 ........               50,000            51,197
 U.S. Treasury Notes 6.50% 05/15/05 ........               25,000            25,734
+U.S. Treasury Notes 6.25% 08/31/00 ........              100,000           101,247
 U.S. Treasury Notes 7.00% 07/15/06 ........               25,000            26,605
                                                                           --------
Total U.S. Treasury Obligations
 (cost $909,526)  .........................                                 935,790
                                                                           --------
COMMON STOCK - 0.59%
Real Estate - 0.59%
Kilroy Realty .............................                5,000            125,625
                                                                           --------
Total Common Stock (cost $115,000) ........                                 125,625
                                                                           --------
PREFERRED STOCK - 1.00%
Cable, Media & Publishing - 1.00%
** American Radio Systems 11.375% 01/15/09.                   59              6,549
Pegasus Communications Unit pik
 12.75% 01/01/07  .........................                2,000            207,000
                                                                           --------
Total Preferred Stocks (cost $205,763) ....                                 213,549
                                                                           --------
REPURCHASE AGREEMENTS - 1.18%
With Chase Manhattan 5.72% 8/1/97 (dated
 7/31/97, collateralized by $85,000 U.S. ..
 Treasury Notes 5.625% due 11/30/98
 market value $85,932)  ...................               84,000             84,000
With JP Morgan Securities 5.72% 8/1/97
 (dated 7/31/97, collateralized by $44,000
 U.S. Treasury Notes 6.875% due 7/31/99
 market value $45,331 and $38,000 U.S. ....
 Treasury Notes 7.50% due 10/31/99
 market value $39,977)  ...................               84,000             84,000
With Paine Webber 5.72% 8/1/97 (dated
 7/31/97, collateralized by $86,000 U.S....
 Treasury Notes 6.25% due 6/30/98 market
 value $87,090)  ..........................               85,000             85,000
                                                                           --------
Total Repurchase Agreements (cost $253,000)                                 253,000
                                                                           --------


                               1997 annual report

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                                    (U.S. Dollars)
------------------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES - 95.43%
 (cost $20,259,463)  ......................................           $20,393,943
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 4.57% ...               977,125
                                                                      -----------
NET ASSETS APPLICABLE TO SHARES 3,748,549 ($.01 PAR VALUE)
 OUTSTANDING - 100.00%  ...................................           $21,371,068
                                                                      ===========

NET ASSET VALUE - STRATEGIC INCOME FUND A CLASS
 ($9,144,206 / 1,603,689 shares)  .........................           $      5.70
                                                                      ===========
NET ASSET VALUE - STRATEGIC INCOME FUND B CLASS
 ($6,878,213 / 1,206,422 shares)  .........................           $      5.70
                                                                      ===========
NET ASSET VALUE - STRATEGIC INCOME FUND C CLASS
 ($1,944,051 / 340,844 shares)  ...........................           $      5.70
                                                                      ===========
NET ASSET VALUE - STRATEGIC INCOME FUND INSTITUTIONAL CLASS
 ($3,404,598 / 597,594 shares)  ...........................           $      5.70
                                                                      ===========

COMPONENTS OF NET ASSETS AT JULY 31, 1997:
Common stock, $.01 par value, 200,000,000 shares
 authorized to the Fund with 100,000,000 shares
 allocated to Strategic Income Fund A Class, 25,000,000
 shares allocated to Strategic Income Fund B Class,
 25,000,000 shares allocated to Strategic Income Fund
 C Class, and 50,000,000 shares allocated to Strategic
 Income Fund Institutional Class ..........................           $20,931,961
Accumulated net realized gain on investments ..............               307,281
Net unrealized appreciation of investments and
 foreign currencies .......................................               131,826
                                                                      -----------
Total net assets ..........................................           $21,371,068
                                                                      ===========

----------
* Principal amount is stated in the currency in which each fund is denominated.

        A$  - Australian Dollar        NZ$ - New Zealand Dollar
        C$  - Canadian Dollar          Sa  - South Africa
        Gbp - British Pounds           Sk  - Swedish Kroner
        Grd - Greek Drakma             $   - U.S. Dollar
        Itl - Italian Lire

**Non-income producing security.
+ Principal amount of $50,000 pledged as initial margin for futures transactions.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 STRATEGIC INCOME FUND A CLASS
Net asset value A Class (A) .................................           $5.70
Sales Charge (4.75% of offering price or 4.91%, of the amount
 invested per share) (B) ....................................            0.28
                                                                        -----
Offering price ..............................................           $5.98
                                                                        =====

----------
    (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
    (B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments at market (cost $20,259,463) ............           $20,393,943
Receivable for securities sold ......................             1,209,790
Dividends and interest receivable ...................               432,301
Cash and foreign currencies .........................               241,370
Subscriptions receivable ............................               181,801
Other assets ........................................                54,787
                                                                -----------
 Total assets .......................................            22,513,992
                                                                -----------
LIABILITIES:
Payable for securities purchased ....................               903,681
Other accounts payable and accrued expenses .........               222,789
Liquidations payable ................................                16,454
                                                                -----------
 Total liabilities ..................................             1,142,924
                                                                -----------

TOTAL NET ASSETS ....................................           $21,371,068
                                                                ===========

                             See accompanying notes

                               1997 annual report

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD OCTOBER 1, 1996*
TO JULY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ................................           $   985,934
Dividends ...............................                 3,229
Foreign tax withheld ....................                (1,011)           $   988,152
                                                    -----------

EXPENSES:
Management fees .........................                73,164
Custodian fees ..........................                 9,206
Dividend disbursing and transfer agent fees
 and expenses ...........................                25,437
Distribution expense ....................                52,229
Registration fees .......................                35,495
Reports and statements to shareholders ..                10,323
Accounting fees and salaries ............                 5,133
Professional fees .......................                15,990
Directors' fees .........................                 2,122
Taxes (other than taxes on income) ......                 1,429
Amortization of organization expenses ...                27,549
Other ....................................                4,387
                                                    -----------
                                                        262,464

Less expenses absorbed by Delaware
 Management Company, Inc. ...............              (127,136)               135,328
                                                    -----------            -----------
NET INVESTMENT INCOME ...................                                      852,824
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investment transactions ................                                      327,835
 Foreign currencies .....................                                      (18,681)
                                                                           -----------
Net realized gain .......................                                      309,154
Net unrealized appreciation during the period                                  131,826
                                                                           -----------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN
 CURRENCIES .............................                                      440,980
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ........................                                  $ 1,293,804
                                                                           ===========

----------
  *         Date of commencement of operations.

                             See accompanying notes.

DELAWARE GROUP INCOME FUND, INC. -
STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD OCTOBER 1, 1996*
TO JULY 31, 1997
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .................................           $    852,824
Net realized gain on investments and foreign currencies                309,154
Net unrealized appreciation during the period .........                131,826
                                                                  ------------
Net increase in net assets resulting from operations ..              1,293,804
                                                                  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 Strategic Income Fund A Class ........................               (372,603)
 Strategic Income Fund B Class ........................               (225,684)
 Strategic Income Fund C Class ........................                (55,686)
 Strategic Income Fund Institutional Class ............               (200,724)
                                                                  ------------
                                                                      (854,697)
                                                                  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Strategic Income Fund A Class ........................              9,997,064
 Strategic Income Fund B Class ........................              7,087,454
 Strategic Income Fund C Class ........................              2,029,588
 Strategic Income Fund Institutional Class ............              3,112,438
Net asset value of shares issued upon reinvestment
 of dividends from net investment income:
 Strategic Income Fund A Class ........................                250,324
 Strategic Income Fund B Class ........................                129,461
 Strategic Income Fund C Class ........................                 23,810
 Strategic Income Fund Institutional Class ............                194,119
                                                                  ------------
                                                                    22,824,258
                                                                  ------------
Cost of shares repurchased:
 Strategic Income Fund A Class ........................             (1,269,709)
 Strategic Income Fund B Class ........................               (464,293)
 Strategic Income Fund C Class ........................               (142,624)
 Strategic Income Fund Institutional Class ............                (15,671)
                                                                  ------------
                                                                    (1,892,297)
                                                                  ------------
Increase in net assets derived from capital
 share transactions ...................................             20,931,961
                                                                  ------------
NET INCREASE IN NET ASSETS ............................             21,371,068

NET ASSETS:
Beginning of period ...................................                   --
                                                                  ------------
End of period .........................................           $ 21,371,068
                                                                  ============

                             See accompanying notes

                               1997 annual report

DELAWARE GROUP INCOME FUND, INC. - STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout the period was as follows:


                                                                                                              Strategic
                                                                  Strategic    Strategic       Strategic        Income
                                                                   Income       Income          Income            Fund
                                                                    Fund         Fund            Fund        Institutional
                                                                  A Class      B Class          C Class          Class
                                                                ----------------------------------------------------------
                                                                10/01/96(1)     10/01/96(1)     10/01/96(1)     10/01/96(1)
                                                                     to            to                to              to
                                                                  07/31/97       07/31/97         07/31/97        07/31/97
Net asset value, beginning of period ...................         $ 5.5000        $ 5.5000        $ 5.5000        $ 5.5000

Income from investment operations:
    Net investment income ..............................           0.3373          0.3076          0.3131          0.3670
    Net realized and unrealized gain from
     investments & foreign currencies ..................           0.2037          0.2036          0.1981          0.1870
                                                                   ------          ------          ------          ------


    Total from investment operations ...................           0.5410          0.5112          0.5112          0.5540
                                                                   ------          ------          ------          ------



Less dividends:
    Dividends from net investment income ...............          (0.3410)        (0.3112)        (0.3112)        (0.3540)
                                                                  -------         -------         -------         -------


    Total dividends ....................................          (0.3410)        (0.3112)        (0.3112)        (0.3540)
                                                                  -------         -------         -------         -------

Net asset value, end of period .........................         $ 5.7000        $ 5.7000        $ 5.7000        $ 5.7000
                                                                 ========        ========        ========        ========


Total return(2) ........................................           10.11%           9.53%           9.53%          10.36%

Ratios and supplemental data
    Net assets, end of period (000 omitted) ............         $  9,144          $6,878          $1,944          $3,405
    Ratio of expenses to average net assets ............            1.00%           1.75%           1.75%           0.75%
    Ratio of expenses to average net assets prior to
     expense limitation ................................            2.12%           2.87%           2.87%           1.87%
    Ratio of net investment income to average net assets            7.76%           7.01%           7.01%           7.90%
    Ratio of net investment income to average net assets
     prior to expense limitation .......................            6.64%           5.89%           5.89%           6.78%
    Portfolio turnover .................................             183%            183%            183%            183%


----------
1 Date of commencement of trading; ratios have been annualized and total returns have not been annualized.
2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and 1% for C Class.

                             See accompanying notes.

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997
--------------------------------------------------------------------------------
Delaware Group Income Funds, Inc. - Strategic Income Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Strategic
Income Fund A Class carries a front-end sales charge of 4.75%. The
Strategic Income Fund B Class carries a back-end deferred sales charge. The Strategic Income Fund C Class carries a level load deferred sales charge and Strategic Income Fund Institutional Class has no sales charge.

The objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term



                               1997 annual report
16

--------------------------------------------------------------------------------

debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investment transactions, if any, semi-annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL) with respect to the management of the investment in foreign securities. DIAL will receive a fee equal to one third of the investment management fees and other expenses.

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets of the Fund through December 31, 1997. Total expenses absorbed by DMC for the period ended July 31, 1997 were $127,136.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. The Fund also engaged DSC to provide accounting services for the Fund. For the period ended July 31, 1997, the Fund expensed $25,437 for dividend disbursing and transfer agent services and $3,648 for accounting services. At July 31, 1997, the Fund had a liability for such fees and other expenses payable to DSC of $15,661.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the period ended July 31, 1997, DDLP earned $14,310 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended July 31, 1997, the Fund made purchases of $42,006,615 and sales of $20,580,130 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 1997, the aggregate cost of securities for federal income tax purposes was $20,261,024.

At July 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $132,919 of which $371,766 related to unrealized appreciation of securities and $238,847 related to unrealized depreciation of securities.

                               1997 annual report

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                      10/01/96*
                                                         to
                                                      07/31/97
Shares sold:
 Strategic Income Fund A Class ...................    1,786,116
 Strategic Income Fund B Class ...................    1,266,123
 Strategic Income Fund C Class ...................      361,988
 Strategic Income Fund Institutional Class .......      565,743

Shares issued upon reinvestment of dividends from
 net investment income:
 Strategic Income Fund A Class ...................       44,619
 Strategic Income Fund B Class ...................       23,076
 Strategic Income Fund C Class ...................        4,239
 Strategic Income Fund Institutional Class .......       34,615
                                                    ----------
                                                     4,086,519
                                                    ----------
Shares repurchased:
 Strategic Income Fund A Class ...................     (227,046)
 Strategic Income Fund B Class ...................      (82,777)
 Strategic Income Fund C Class ...................      (25,383)
 Strategic Income Fund Institutional Class .......       (2,764)
                                                     ----------
                                                       (337,970)
                                                     ----------
Net Increase .....................................    3,748,549
                                                     ==========

----------
* Date of commencement of operations.

5. Lines of Credit
The Fund has a committed line of credit for $300,000. No amount was outstanding at July 31, 1997, or at any time during the fiscal year.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened a nd the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At July 31, 1997, the Fund had no open currency contracts.

7. Futures Contracts
During the period ended July 31, 1997, the Fund entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At July 31, 1997, the Fund had outstanding 4 long futures contracts on 10 year U.S. Treasury Notes, which expire on 09/15/97. The value of such contracts on July 31, 1997 was $444,000 which resulted in an unrealized gain of $3,750.

Risks may arise upon entering into futures contracts from potential imperfect correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

8. Concentrations of Credit Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in the Statement of Net Assets.

                               1997 annual report
18

DELAWARE GROUP INCOME FUNDS, INC. - STRATEGIC INCOME FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Strategic Income Fund, Inc.

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Income Funds, Inc. - Strategic Income Fund (the "Fund") as of July 31, 1997, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period October 1, 1996 (commencement of operations) to July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspond ence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Income Funds, Inc. - Strategic Income Fund at July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period October 1, 1996 (commencement of operations) to July 31, 1997, in conformity with generally accepted accounting principles.


                                                             ERNST AND YOUNG LLP

Philadelphia, Pennsylvania
September 5, 1997

                               1997 annual report

DELAWARE GROUP OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Quantum Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
  U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT CURRENT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Exempt Money Fund

* Available for the following states: AZ, CA, CO, FL, ID, IA, KS, MN, MO, ND, NJ, NM, NY, OH, OR, PA, UT, WA, WI. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any Delaware Group fund can be found in each fund's current prospectus. Prospectuses for all Delaware Group funds are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

                               1997 annual report

THIS ANNUAL REPORT IS FOR THE INFORMATION OF STRATEGIC INCOME FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Strategic Income Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statem ent of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA
Affiliated Officers

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

directors & officers

(PHOTO OF GLOBES)

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Strategic Income Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

(PHOTO OF GLOBES)

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

DELAWARE
GROUP
==========
Philadelphia o London


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